UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 11, 2007

IMCLONE SYSTEMS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

180 Varick Street, New York, New York 10014	10014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (212) 645-1405

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

ImClone Systems Incorporated issued a press release today announcing that a Phase III study of ERBITUX® (Cetuximab) in combination with platinum-based chemotherapy (vinorelbine plus cisplatin) met its primary endpoint of increasing overall survival compared with chemotherapy alone in patients with advanced non-small cell lung cancer (NSCLC).  This large, randomized multi-national study, known as FLEX (First-Line Treatment for Patients with Epidermal growth factor inhibitor (EGFR)-EXpressing Advanced NSCLC) was conducted by Merck KGaA, Darmstadt, Germany and enrolled patients with Stage IIIB or Stage IV NSCLC who had not previously received chemotherapy.

The text of this press release, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated September 11, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

Dated: September 11, 2007	By:	/s/ Daniel J. O’Connor
Daniel J. O’Connor
Senior Vice President and General Counsel